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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                                 April 27, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                   000-30289                     04-3200305
---------------------        --------------------           -------------------
(State or other              (Commission File No.)            (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


            One Hampshire Street, Cambridge, Massachusetts 02139-1572
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (617) 494-8400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

                  PRAECIS PHARMACEUTICALS INCORPORATED's press release dated April 27, 2001 is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:


99.1          Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated April
              27, 2001.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2001                 PRAECIS PHARMACEUTICALS INCORPORATED



                                      By  /s/ Kevin F. McLaughlin
                                         --------------------------------------
                                         Kevin F. McLaughlin
                                         Senior Vice President, Chief
                                         Financial Officer, Treasurer and
                                         Secretary


                                       3
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                                  EXHIBIT INDEX

Exhibit
Number             Description

99.1               Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
                   April 27, 2001.


                                       4